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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 18, 2004
                                                 -------------------------------

                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)


          Maryland                       1-31962                  20-0611663
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


     10250 Regency Circle, Suite 100, Omaha, Nebraska             68114
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         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        (402) 391-0010
                                                   -----------------------------



                                      None
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          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OF ASSETS

         On May 4, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the United States Federal Bureau of Investigation (FBI) Building in Pittsburgh, PA for approximately $27.8 million. The purchase price was determined through arms-length negotiation between GPT and the seller. GPT funded the purchase price with cash on hand.

         The Pittsburgh property, completed in 2001, is fully leased by the federal government under a modified gross lease. The property is occupied by the FBI and totals over 87,000 leasable square feet of office space. With the integrated parking facility included in the total, the property consists of approximately 161,000 gross square feet. The current lease expires in October 2016.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         To be filed by amendment as soon as practicable, but not later than July 19, 2004.

         (b)  Pro forma financial information

         To be filed by amendment as soon as practicable, but not later than July 19, 2004.

         (c)  Exhibits

         2.1 Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Gen-Net Lease Income Trust, Inc., dated as of January 19, 2004.
         2.2 Letter dated February 23, 2004 regarding Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Gen-net Income Trust, Inc.
         2.3 Second Amendment to Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Government Properties Trust, Inc. formerly Gen-net Lease Income Trust, Inc., dated March 17, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GOVERNMENT PROPERTIES TRUST, INC.


Date:  May 18, 2004                    By: /s/ Nancy D. Olson
                                           -------------------------------------
                                           Nancy D. Olson
                                           Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                        DESCRIPTION

2.1 Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Gen-Net Lease Income Trust, Inc., dated as of January 19, 2004.
2.2 Letter dated February 23, 2004 regarding Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Gen-net Income Trust, Inc.
2.3 Second Amendment to Purchase and Sale Agreement by and between Oxford Development Company/Southside I, L.P. and Government Properties Trust, Inc. formerly Gen-net Lease Income Trust, Inc., dated March 17, 2004.